Investment Thesis FINANCIAL DATA AS OF June 30, 2018 DATED: July 30, 2018 Exhibit 99.1

Executive Summary SLIDES 2 TO 23

Additional Information for Shareholders of Klein Financial, Inc. Communications in this document do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger, Old National Bancorp (“ONB”) will file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that will include a Proxy Statement of Klein Financial, Inc. (“KFI”) and a Prospectus of ONB, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about ONB and KFI, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from ONB at www.oldnational.com under the tab “Investor Relations” and then under the heading “Financial Information” or from KFI by accessing KFI’s website at www.kleinbank.com under the tab “About.” ONB and KFI and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of KFI in connection with the proposed merger. Information about the directors and executive officers of ONB is set forth in the proxy statement for ONB’s 2018 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 5, 2018. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Forward-Looking Statements; Non-GAAP; New Accounting Standards Forward-Looking Statements: This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements include, but are not limited to, descriptions of Old National Bancorp’s (“Old National’s”) financial condition, results of operations, asset and credit quality trends and profitability.  Forward-looking statements can be identified by the use of the words “anticipate,” “believe,” “expect,” “intend,” “could” and “should,” and other words of similar meaning.  These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties. There are a number of factors that could cause actual results to differ materially from those in such statements.  Factors that might cause such a difference include, but are not limited to: expected cost savings, synergies and other financial benefits from the merger with Anchor-Minnesota that might not be realized within the expected timeframes and costs or difficulties relating to integration matters might be greater than expected;  market, economic, operational, liquidity, credit and interest rate risks associated with Old National’s business; competition; government legislation and policies (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and its related regulations); ability of Old National to execute its business plan; changes in the economy which could materially impact credit quality trends and the ability to generate loans and gather deposits; failure or circumvention of our internal controls; failure or disruption of our information systems; significant changes in accounting, tax or regulatory practices or requirements; new legal obligations or liabilities or unfavorable resolutions of litigations; disruptive technologies in payment systems and other services traditionally provided by banks; computer hacking and other cybersecurity threats; other matters discussed in this presentation; and other factors identified in our Annual Report on Form 10-K and other periodic filings with the SEC.  These forward-looking statements are made only as of the date of this presentation, and Old National does not undertake an obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this presentation. Non-GAAP: These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Old National Bancorp has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. New Accounting Standards: For the three months ended March 31, 2018, amounts reflect the reclassification of $0.5 million of agency costs from data processing expense to investment product fee revenue as a result of the implementation of the revenue recognition accounting standard.

Snapshot of Old National Largest bank holding company headquartered in Indiana with financial centers located in Indiana, Kentucky, Michigan, Wisconsin and Minnesota 183 financial centers 225 ATMs Focused on community banking with a full suite of product offerings: Retail and small - medium size business Wealth management Mortgage Guided by three strategic imperatives Strengthen the risk profile Enhance management discipline Achieve consistent quality earnings Summary Overview Company Description Headquarters Evansville, IN Market Cap (millions) $3,009 P / TBV 227% Dividend Yield 2.6% LTM Average Daily Volume (actual) 823,546 Total Assets $17,483 Trust Assets Under Management $10,591 Total Core Deposits $12,420 ROAA As Reported / Adjusted1 1.01% /1.01% ROATCE1 As Reported / Adjusted1 14.28% / 14.32% Investment services Capital markets Loan Mix Deposit Mix 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation 2 At or for the three-months ended June 30, 2018 Market data as of July 26, 2018 $ in millions, except as noted Loans to Total Deposits 89.9% Loan Yields 4.57% Cost of Total Deposits 0.29% Risk Weighted Assets / Total Assets 72.3% Tangible Book Value $8.70 Noninterest Income / Total Revenue (FTE) 26.8% Efficiency Ratio As Reported / Adjusted1 69.58% / 61.68% Net Charge-Offs (Recoveries) / Average Loans (0.03%) 90+ Day Delinquent Loans 0.01% Non-Performing Loans / Total Loans 1.38% Allowance to Nonperforming Loans 34% Key Financial Metrics2

Old National’s Footprint 75 69 74 70 64 57 39 75 64 65 90 94 43 65 74 35 94 Indiana1 $7.0 billion deposits 57% of total franchise Michigan $1.3 billion deposits 10% of total franchise Wisconsin $1.7 billion deposits 13% of total franchise Kentucky $0.8 billion deposits 6% of total franchise Minnesota $1.7 billion deposits 14% of total franchise Source: FDIC Summary of Deposits as of June 30, 2017 1 Includes $0.2 billion of deposits in 2 Illinois branches located near the Indiana border Areas enhanced through our partnerships: Commercial real estate lending SBA lending Mortgage lending BSA/AML  operations, systems and high risk customer analysis

Old National’s Top 10 MSAs Demographics in Top 5 (50% of deposits) and Top 10 (65% of deposits) markets are more in line with national averages Expansion markets tend to be better than national average demographics Source: SNL Financial

Strategy to Drive Long-Term Shareholder Value Larger balance sheet capabilities with a strong product offering, delivered in-market with unequalled client care – “Out-product Community Banks, Out-service Large Regionals” Basic Bank…Broader Reach M&A Repositioned Franchise with Better Growth Dynamics… … and Embedded Operating Leverage Strong Credit Culture and Lower Risk Model Granular & Diversified Loan Portfolio Quality Low-Cost Deposit Base Positioned in faster-growth Midwestern markets with expanded client base and higher commercial density – MSAs where the business model works well and there is a service gap between the large regionals and the community banks 220bps+ positive operating leverage 2Q18 vs. 2Q17; Continued branch rationalization (pending sale of 10 branches) and process improvement while reducing low-return businesses and lower growth markets (insurance sale, exit Southern IL, will sell and/or consolidated 201 branches since 2010) Conservative credit culture with below peer net charge-offs and lower-than-peer RWA/Assets; Lower volatility model by design Small average loan size with no significant industry concentrations Below peer cost of total deposits (29bps) and deposit betas (10.3% since 3Q15)

Successful Execution and Integration Has Driven Improved Profitability 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliations Peer Group data per SNL Financial and as of most recent quarter available - See Appendix for definition of Peer Group ROAA1 Adjusted Noninterest Expenses per Average Assets1 Efficiency Ratio1 2010 2Q18 2010 2Q18 2010 2Q18 2010 2Q18 2010 2Q18 2010 2Q18 2010 2Q18 2010 2Q18 ROATCE1

Franchise Evolution Built a Better Bank… Source: SNL Financial

… With Improved Scale…. Source: SNL Financial 33% increase 89% increase

… and Better Efficiency $ in millions CAGR: 14.3% CAGR: 0.6% CAGR: -7.0% -499 bps 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliations

3 Deposit Composition Deposit Growth 2012 – 2Q18 CAGR: 10.1% Cost of Total Deposits Peer Group data per SNL Financial - See Appendix for definition of Peer Group $ in millions 1 As of June 30, 2018 Quality Low-Cost Deposit Franchise

Low Deposit Betas 14 Deposit Beta1 Analysis – 3Q 2015 to Most Recent Quarter 1 Deposit beta defined as increase in cost of interest bearing deposits divided by increase in fed funds rate since 3Q15 2 ONB & Peer data as of 06/30/18 3Last rate hike cycle from 1Q04 to 2Q07 4 No financial disclosure during last cycle Source: SNL Financial, 1 Peer with no financial disclosure Banks with $10-$25bn in Assets (Median)

Improved Balance Sheet Mix Increase of 13.5% 1 Includes loans held for sale

Credit $ in millions

Strong Credit Culture Peer Group data per SNL Financial as of 03/31/2018 - See Appendix for definition of Peer Group 1 Excludes loans held for sale 2 Source: Regulatory Call Report Legal lending limit at June 30, 2018 of $230 million per borrower 3-Year Cumulative NCOs / Avg. Loans1 CRE Concentration (% of Loans)1,2 208% 197% 225% CRE /Total RBC1,2 Average Loan Size Commercial & Industrial $359,000 Commercial Real Estate $607,000

Low-Risk Balance Sheet Implies $1.2 billion increase in RWA to meet peer average Peer Group data per SNL Financial - See Appendix for definition of Peer Group 1 Peer data as of March 31, 2018 Risk Weighted Assets / Total Assets

Second Quarter 2018 Key Performance Indicators Earnings: Net income of $44.0mm, a 13% increase over second quarter of 2017 Earnings per share of $0.29, an increase of 4% Adjusted net income1 was $44.1mm and adjusted EPS1 was $0.29 when excluding the following pre-tax items: $2.2mm gain on sale of student loans $1.5mm in securities gains $2.5mm in merger & integration charges $1.3mm branch action charges (net of $0.3mm gain) Loans and Deposits: 4.6% annualized total loan growth, net of $64.9mm in student loans sold2 21.5% annualized growth in commercial and industrial loans2 with record commercial production of $598.2mm Seasonal decline in total deposit balances2 Low cost of total deposits at 29 basis points, increasing 6 basis points from 1Q18 Operating leverage: Positive adjusted operating leverage1 of over 220 basis points year-over-year 15% year-over-year increase in adjusted revenue1 13% year-over-year increase in adjusted noninterest expense1 Efficiency Ratio: Adjusted efficiency ratio1 improved 134 basis points from the second quarter of 2017 Return Profile: Pre-provision net revenue return on average assets1 was 1.23% Adjusted pre-provision net revenue return on average assets1 was 1.51% 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation 2 Based on end-of-period balances

Branch Actions Entered into a branch purchase and assumption agreement for the sale of 10 Old National branches in Wisconsin to Marine Credit Union of La Crosse, Wisconsin Sale of approximately $261 million in deposits No loans are associated with the deal Anticipated closing1 in the fourth quarter Consolidation of 10 branches in 2018 9 in late 2Q18 and 1 in early 3Q18 Driving efficiencies through increased branch size and investment in mobile and online banking Consolidated 71 branches since January 2014 Increased deposits per branch by 100% since 2010 Launched new online and mobile solution January 2016 Increased mobile users 400% 1 Subject to regulatory approval and other terms and conditions

Tax Matters 2Q18 tax credit business impact After-tax impact of tax credits: ($4.1)mm or ($0.03) per share Tax credit amortization (recognized in noninterest expense): $11.9mm 3Q18 tax credit business forecast After-tax impact of tax credits: ~($0.01) per share Tax credit amortization (recognized in noninterest expense): $9mm to $11mm Effective tax rate (FTE): ~14% Full-year 2018 tax credit business forecast After-tax impact of tax credits: ~$3mm or ~$0.02 per share Tax credit amortization (recognized in noninterest expense): $22mm to $24mm Effective tax rate (FTE) ~14% and GAAP tax rate ~10%

Outlook

	2Q18 Adjusted[1] Results	Balance of the Year Outlook
Loan growth	• 4.6% annualized total loan growth[2] net of student loan sale • 21.5% annualized commercial and industrial loan growth[2]	• Mid-single digit organic total loan growth • Organic commercial and commercial real estate loan growth of approximately 10%
Net interest margin	• FTE net interest margin was 3.55%, including 30 basis points of accretion	• FTE NIM, excluding accretion income, should be stable to moderately improving, assuming no rate hikes; yield curve dynamics temper expectations
Noninterest income[1]	• $45.3mm, excluding securities gains and other gains[3]	• Slightly lower vs. 2Q18 levels with normal seasonal trends
Noninterest expense[1]	• $114.5mm, excluding amortization of tax credit investments and other charges[4]	• ~$220mm in run-rate noninterest expenses in 2H18 (excluding amortization of tax credit investments and other charges[4]) • Expect to close sale of 10 WI branches in 4Q18
Tax rate	• FTE income tax rate was 14.0%	• Full-year 2018 tax rates expected to be ~14% FTE and ~10% GAAP • Expectations include impact of tax credit business
MSP partnerships	• Almost 13% annualized loan growth since closing	• Conversion completed in May • Remain on track for 36% cost savings • KFI expected to close 4Q18

[1] Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation [2] Based on period-end balances [3] Other gains related to the sale of student loans and branch actions [4] Other charges relate to branch actions, mergers, and severance

OLD NATIONAL BANCORP | 22

Commitment to Excellence

Financial Details FINANCIAL DATA AS OF June 30, 2018 DATED: July 30, 2018

Second Quarter 2018 Results Performance Drivers Total loan growth2 of 4.6% annualized (net of $64.9mm in student loans sold) Strong commercial and industrial loan growth2 of 21.5% annualized Credit metrics remain strong – net recoveries of 0.03% Reported noninterest income increase includes a $2.2mm gain on the sale of student loans Reported noninterest expense includes $2.5mm in merger charges, $1.6mm in branch action charges and $11.9mm in tax credit amortization $ in millions, except per-share data 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation 2 Based on end-of-period balances

Pre-Provision Net Revenue Adjusted pre-provision net revenue1 increased 19.5% Y/Y Improvement driven by successful execution of our stated strategy Strong commercial and industrial loan growth Improved balance sheet mix Low cost core deposit funding Strong expense management Positive operating leverage continues 224 bps Y/Y improvement 213 bps YTD improvement Further improvement from Anchor MN partnership 1 Up 19.5% YoY $ in millions 1Non-GAAP financial measure which management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation Up 18.2%

Average Earning Asset Mix $ in millions 1 On the available-for-sale (AFS) portfolio Loans Loans: 74% of earning assets, up 2.7% Y/Y Total commercial loans: 48% of earning assets, up 8% Y/Y Indirect auto: 7% of earning assets, down 2% Y/Y Securities Duration of 4.46 vs. 4.30 in 1Q18 2Q18 yield was 2.77% 2Q18 new money yield was 3.39% Estimated NTM cash flows of $404mm Net unrealized pre-tax loss of $78mm1 Net unamortized premium of $51mm Up ~ 8% Down ~ 3% Down ~ 2%

Loans $ in millions 1 Includes loans held for sale; based on period-end balances; growth is annualized 2 Reflects closing of Minnesota Partnership Average Balances Period-End Balances Total loans increased 4.6%1 Net of $64.9mm student loans sold + 21.5% Commercial & industrial + 0.2% Commercial real estate - 7% Indirect consumer Commercial and industrial loans increased 21.5%1 Strong growth in Minneapolis, Louisville, Central Michigan, Southern Indiana and Indianapolis Record quarterly commercial production of $598.2mm Commercial pipeline at quarter end was $1.7 billion Line utilization was 36.6% at quarter end Loan yields increased 15 basis points + 2 bps accretion income + 12 bps loan coupons/mix/volume/days + 1 bp interest collected on nonaccruals 2Q18 new production average yields Commercial & industrial: 4.17% Commercial real estate: 4.64% Residential real estate: 4.41% Indirect lending: 3.99% 2

Commercial Loan Portfolio Concentrations As of June 30, 2018 $ in millions 1 Includes held for sale Total C&I and CRE - $7,415 (Classed by Product Type)

Commercial Real Estate Loan Concentrations As of June 30, 2018 $ in millions CRE - $4,452 (Classed by Property Type) Multifamily by Product Type - $1,160 Multifamily by State - $1,160 (State Determined by Primary Address of Pledged Collateral)

Auto Loan Portfolio $ in millions as of June 30, 2018 Total portfolio average original loan term of 70 months and weighted average FICO score of 764 Total Portfolio yield of 3.27% 30+ Days Delinquency at 6/30/2018 is 0.65% Loans are originated within the ONB footprint

Investment Portfolio Purchases 2Q181 1 Data as of June 30, 2018

Investment Portfolio $ in millions 1 Includes market value for both available-for-sale and held-to-maturity securities Investment Portfolio yield of 2.77% in 2Q18 vs. 2.74% in 1Q18

Stable Funding Costs Average Balances Period-End Balances 10.3% deposit beta through the current interest rate cycle Total deposit costs increased 6 basis points to 29 bps Seasonal decline in end-of-period total deposits Quarterly increase in average total deposits $ in millions 1 Reflects closing of Minnesota Partnership 1

Net Interest Income & Net Interest Margin1 $ in millions 1Tax Equivalent Basis; Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation Total Earning Assets Yield Net Interest Margin Interest-Bearing Liability Cost Accretion Key Performance Drivers NIM increased 10 basis points vs. 1Q18 + 5 bps interest rate increase/volume/mix + 2 bps accretion + 1 bp interest collected on nonaccruals + 2 bps # of days

Projected Purchase Accounting Impact Actual Accretion Projected Accretion1 Actual Discount Projected Discount1 Manageable declines in purchase accounting impact expected in future periods Actual IA Amortization Net Income Statement Contribution $ in millions 1 Projections are updated quarterly, assume no prepayments and are subject to change IA = Indemnification Asset 2 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation

$ in millions Change to Net Interest Income based on a two year time horizon Modeled Interest Rate Sensitivity Interest Rate Sensitivity models use a 41% beta with no lag on non-maturity, interest bearing deposits in increasing rate scenarios 19% of total non-interest bearing DDA are considered rate sensitive Investment portfolio duration of 4.46 at 6/30/2018, compared to 4.30 at 3/31/18 44% of C&I and CRE loans reprice within one year 11% of loans have floors; less than 1% of these loans are currently below their floor rates

Noninterest Income $ in millions 1Non-GAAP financial measure which management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation Residential mortgage production includes quick home refinance product Key Performance Drivers Adjusted noninterest income1 $0.7mm increase in wealth management fees (seasonal tax preparation fees) $1.0mm seasonal increase in mortgage banking revenue $0.4mm increase in capital markets income Mortgage revenue 2Q18 net gains on sales and fees was $2.8mm and net servicing income was $2.4mm 2Q18 production was $233mm 83% purchase / 17% refi 63% sold in secondary market

Noninterest Expense $ in millions 1Non-GAAP financial measure which management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation Key Performance Drivers Adjusted noninterest expense in line with projections and include increased salary and benefits expense due to annual merit increases and a YTD 401k benefit enhancement Reflects ongoing focus on disciplined expense management Adjusted Efficiency Ratio of 61.68% 134 basis point improvement from second quarter of 2017

Conservative Lending Limits/Risk Grades Borrower Asset Quality Rating (Risk Grades) In-House Lending Limit1 ($ in millions) 0 – Investment Grade $60.0 1 – Minimal Risk $52.5 2 – Modest Risk $47.5 3 – Average Risk $40.0 4 – Monitor $32.5 5 – Weak Monitor $22.5 6 – Watch $10.0 7 – Criticized (Special Mention) $5.0 In-house lending limits conservative relative to ONB’s legal lending limit at June 30, 2018 of $230 million per borrower 1 Includes entire relationship with borrower Borrower Asset Quality Rating (Risk Grades) 8 – Classified (Problem) 9 – Nonaccrual

Capital Trends 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation The estimated $39.3 million deferred tax asset revaluation recorded in 4Q17 reduced TBV by $0.26

Our Transformational Journey 2011 Monroe Bancorp $771M 15 Branches 2012 Indiana Community $818M 17 Branches 2014 Tower Financial $618M 7 Branches 2014 United Bancorp $851M 18 Branches 2013 24 Branches (Bank of America) 2011 Integra Bank (FDIC) $1.8B 52 Branches 2014 LSB Financial $337M 5 Branches 2015 Founders Financial $447M 4 Branches 2016 Anchor BanCorp (Wisconsin) $2.2B 46 Branches Total assets acquired 2017 Anchor Bancorp (Minnesota) $2.2B 17 Branches Announced intent to acquire Klein, June, 2018

Transforming Old National's Landscape


Acquired Monroe Bancorp – Enhanced Bloomington, IN presence January, 2011
Sold non-strategic market – Chicago-area - 4 branches
Acquired Indiana Community – Entry into Columbus, IN September, 2012
Sold 12 branches
Acquired Tower Financial – Enhancing Ft. Wayne, IN presence April, 2014
Acquired United Bancorp — Entering Ann Arbor, MI July, 2014
Acquired LSB Financial Corp.– Enhancing Lafayette, IN presence November, 2014
Sold non-strategic market – Southern IL – 12 branches + 5 branches
Acquired Anchor BanCorp Wisconsin Inc. – Entering the state of Wisconsin May, 2016
Acquire Anchor Bancorp, Inc. – Entering Minneapolis November, 2017
Pending sale of 10 branches in Wisconsin
Announced intent to acquire Klein Financial, Inc. Minneapolis June, 2018
2011
2012
2013
2014
2015
2016
2017
2018
Consolidation of 44 branches
FDIC-assisted acquisition of Integra Bank July, 2011
Consolidation of 21 branches
Acquired 24 MI / IN branches July, 2013
Consolidation of 22 branches
Consolidation of 4 branches
Acquired Founders Financial Corporation– Entry into Grand Rapids, MI January, 2015
Consolidation of 23 branches
Consolidation of 5 branches
Consolidation of 29 branches
Consolidation of 10 branches

Acquired 205 + 18 Pending | **Sold 33 + 10 Pending** | **Consolidated 158**

OLD NATIONAL BANCORP | 43

Creating Minnesota’s Preeminent Community Bank Source: S&P Global Market Intelligence and FDIC Summary of Deposits as of June 30, 2017 “Out-product Small Banks, Out-service Large Regionals” Highly complementary footprint and business mix that creates a $3B+ Minneapolis franchise #5 deposit market share ranking in Minneapolis Franchise supports future growth (64% L/D) with a strong, low-cost core deposit base (14 bps total cost) ONB Klein Minneapolis MSA – Deposit Market Share 90 35 94 “A Perfect Fit”

Klein Improves Low Cost Deposit Franchise Source: S&P Global Market Intelligence and Company documents 1 Rank based on most recent quarter data per S&P Global Market Intelligence for banks and savings banks headquartered in the Midwest, excluding merger targets 2 Deposit beta calculated as change in cost of interest-bearing deposits over change in federal funds rate Cost of Interest-Bearing Deposits vs. Fed Funds Q3’15 – Q1’18 Deposit Beta 2 Klein’s cost of total deposits has trended downward despite an increasing rate environment 3 bps decrease in IBD deposits versus a 150 bps increase in the Fed Funds rate this cycle 6th lowest cost of interest-bearing deposits among 114 Midwest banks between $1.0 and $3.0B in assets1 Negative deposit beta of 2.0%2 since the third quarter of 2015 Positioned for growth with a 64% loan-to-deposit ratio as of March 31, 2018; PF Total ONB 85% loan-to-deposit ratio

Highly Complementary Product Mix Old National (MN only) Klein Pro Forma (MN Only) Loans Deposits Total: $1.7B Total: $1.1B Total: $2.8B Total: $1.8B Total: $1.7B Total: $3.5B Source: S&P Global Market Intelligence and Company documents. Pro Forma Minnesota Franchise - Loan & Deposit Composition as of March 31, 2018 MN Gross Loans / Deposits: 95% Gross Loans / Deposits: 64% MN Gross Loans / Deposits: 80%

by the numbers Population: 6.7 million Total Resident Labor Force: 3.3 million Unemployment Rate:3.2% (May ‘18, Seasonally Adjusted) GDP: $368.0B Exports: $37.7B Land Area:35,867 sq mi crossroads of America $4.6 billion and 13,300 new jobs from international investment (2012 – 2014) Home to the 2nd largest Global Fed-Ex air hub A one-day drive or less to 80% of US population Indiana at a Glance Old National is the largest bank headquartered in Indiana Sources: Bureau of Labor Statistics, Stats Indiana, United States Census Bureau, Indiana Economic Development Corporation, U.S. Department of Commerce, theus50.com, Indiana Chamber of Commerce, St. Louis Fed pro business “AAA” Credit Rating – Fitch, Moody’s and Standard and Poor #1 state for Cost of Doing Business and Infrastructure – CNBC, 2016 #1 state for manufacturing workforce – Business Facilities, 2017 #2 state for cost of doing business – CNBC, 2017 4th in the U.S. for regulatory environment – Forbes, 2016 5th state for business – Chief Executive, 2018 8th in the U.S. for overall business tax climate – Tax Foundation, 2017 Corporate Income Tax dropping from 6.5% to 4.9% by 2021

Growth Opportunities in the Midwest Louisville, Kentucky Highest population MSA and highest median household income MSA in Kentucky Grand Rapids, Michigan 1st “10 Big Cities with the Fastest Growing Economies” – Forbes 2017 2nd best large city to start a business – Wallet Hub, 2016 7th “Best Places to Live” – U.S. News and World Report, 2016 Ann Arbor, Michigan Highest median household income MSA in Michigan 3.0% unemployment rate vs. US rate of 3.2% (May, ‘18) 1st “Best Places to Live” – Livability.com, 2018 Indianapolis, Indiana Highest population and one of the highest median household income MSAs in Indiana Best Place to do Business in the Midwest and 5th best nationwide – Chief Executive Magazine, 2017 Madison, Wisconsin 7th “Best Places to Live” – Livability.com, 2018 2.1% unemployment rate vs. US rate of 3.2% (May, ‘18) Sources: SNL Financial, Bureau of Labor Statistics Minneapolis, Minnesota 3rd largest MSA in the Midwest 2.3% unemployment rate vs U.S. rate of 3.2% (May, ‘18) 1st “Best Place to Find a Manufacturing Job” – ZipRecruiter, 2018 Home to 16 Fortune 500 Companies

Attractive Midwest Markets Source: SNL Financial, based on MSAs $ in thousands Average of ONB Footprint Average of ONB Footprint

Attractive Midwest Markets

Minneapolis, MN	Indianapolis, IN	Milwaukee, WI	Louisville, KY	Grand Rapids, MI
MSA Population: 3.6 million	MSA Population: 2.0 million	MSA Population: 1.6 million	MSA Population: 1.3 million	MSA Population: 1.1 million
Major industries include: Manufacturing, applied research and technology	Major industries include: Scientific and technical services, pharmaceutical, insurance and healthcare	Major industries include: manufacturing, healthcare, insurance, and tourism	Major industries include: Healthcare, tourism, logistics, and manufacturing	Major industries include: Office furniture, healthcare, consumer goods and grocery
Headquarters to 16 Fortune 500 companies, including Target, General Mills, 3M, Land O Lakes and SuperValu	Headquarters to Eli Lilly, Anthem, Conseco and the NCAA	Headquarters to Harley-Davidson, Rockwell Automation, Johnson Controls and Manpower	Headquarters to Yum! Brands, Humana, Hillerich & Bradsby (Louisville Slugger) and Churchill Downs – also large UPS and Ford plants	Headquarters to Steelcase, Amway, Meijer, Spectrum Health and Gordon Foods
17 Branches, Loans $1.7B Core Deposits: $1.7B	17 Branches, Loans: $723M Core Deposits: $893M	4 Branches, Loans: $750M Core Deposits: $190M	5 Branches, Loans: $790M Core Deposits: $237M	4 Branches, Loans: $292M Core Deposits: $261M

Madison, WI	Lexington, KY	Ft. Wayne, IN	Ann Arbor, MI	Kalamazoo, MI
MSA Population: 660K	MSA Population: 515K	MSA Population: 436K	MSA Population: 370K	MSA Population: 339K
Major industries include: Advanced manufacturing, agriculture, healthcare, information technology and life sciences	Major industries include: Thoroughbred horse farms, horse racing, agribusiness and technology	Major industries include: Healthcare, manufacturing and insurance	Major industries include: Automotive, IT/Software, life sciences and healthcare	Major industries include: automotive component manufacturing, pharmaceutical and medical products
Headquarters to American Family, Spectrum Brands, Epic Health Systems, Exact Sciences, Promega and the University of Wisconsin	Headquarters to Lexmark International, the University of Kentucky – also large Toyota plant	Headquarters to Steel Dynamics, Vera Bradley – also large General Motors plant	Headquarters to Borders Group, Domino's Pizza, Zingerman's and the University of Michigan	Headquarters to Stryker, Pfizer Global Manufacturing and Upjohn
26 Branches, Loans: $631M Core Deposits: $1.0B	1 Branch, Loans: $94M Core Deposits: $28M	6 Branches, Loans: $362M Core Deposits: $356M	11 Branches, Loans: $672M Core Deposits: $669M	7 Branches, Loans: $208M Core Deposits: $375M

Sources: Population from SNL Financial; Industry and company data from City-Data.com, Forbes.com
Branch Count, Loan and Deposit data as of June 30, 2018, and based on ONB's internal regional reporting structure

OLD NATIONAL BANCORP | 50

Position or Salary Target Ownership Guidelines Chief Executive Officer 5X salary in stock or 200,000 shares Chief Operating Officer 4X salary in stock or 100,000 shares Salary equal to or greater than $250,000 3X salary in stock or 50,000 shares Salary below $250,000 2X salary in stock or 25,000 shares Salary equal to or less than $150,000 1X salary in stock or 15,000 shares Stock ownership guidelines have been established for named executive officers as follows: As of June 30, 2018, each named executive officer has met their stock ownership requirement Commitment to Strong Corporate Governance

2018 Executive Compensation Short Term Incentive Plan (CEO, CFO, COO, CCE, Chief Legal Counsel) Performance Measure Weight Corporate EPS 60% ROATCE 20% Efficiency Ratio 20% Tied to long term shareholder value Long Term Incentive Plan (CFO, COO, CCE, Chief Legal Counsel) Performance Measure Weight Performance-based 75% (50% TSR & 50% ROATCE) Service-based 25% Long Term Incentive Plan (CEO) Performance Measure Weight Performance-based 100% (50% TSR & 50% ROATCE)

Board of Directors

Director	Market	Background
Alan W. Braun	Evansville	Senior Advisor to Industrial Contractors Skanska with 45+ years as a construction executive; formerly Chairman, President and CEO of Industrial Contractors, Inc.
Andrew E. Goebel	Evansville, IN	34-year career in the energy industry, most recently serving as President and Chief Operating Officer of Vectren Corporation
Jerome F. Henry Jr.	Ft. Wayne, IN	Owner and President of Midwest Pipe & Steel, Inc., a company he founded in 1972
Robert G. Jones, Chairman	Evansville, IN	Chairman and CEO of Old National Bancorp; formerly with KeyCorp for 25 years
Ryan C. Kitchell	Indianapolis, IN	Executive Vice President and Chief Administrative Officer at Indiana University Health; formerly IU Health's Chief Financial Officer since 2012; previously worked for Indiana Governor Mitch Daniels
Phelps L. Lambert	Henderson, KY	Managing Partner of Lambert and Lambert, an investment partnership; formerly CEO and Chief Operating Officer of Farmers Bank & Trust Company
Thomas E. Salmon	Evansville, IN	Chairman and CEO of Berry Global, a Fortune 500 and NYSE company; formerly Berry Global's President and Chief Operating Officer
Randall T. Shepard	Indianapolis, IN	Former Chief Justice of the Indiana Supreme Court, serving for 25 years
Rebecca S. Skillman, Lead Director	Bloomington, IN	Chairman of Radius Indiana, an economic development regional partnership. Formerly Lieutenant Governor of the State of Indiana as well as an Indiana Senator
Kelly N. Stanley	Muncie, IN	30+ years in the healthcare industry, most recently serving as President and CEO of Cardinal Health Systems, Inc. Former Chairman of Ball Memorial Hospital, Inc.
Derrick J. Stewart	Evansville, IN	CEO of the YMCA of Southwestern Indiana
Katherine E. White	Ann Arbor, MI	A Colonel in the U.S. Army currently serving in the Michigan Army National Guard as the Commander Judge Advocate; a Professor of Law at Wayne State University Law School; a Regent with the University of Michigan Board of Regents
Linda E. White	Evansville, IN	Executive Director of the Deaconess Foundation; Formerly President and CEO for Deaconess Health System, Inc., serving 32 years as an administrator in the healthcare industry

OLD NATIONAL BANCORP® | 53

Appendix

Non-GAAP Reconciliations $ in millions

Non-GAAP Reconciliations $ in millions

Non-GAAP Reconciliations $ in millions 1 Year-over-year basis point change in noninterest expense plus change in total revenue 2 Year-over-year basis point change in adjusted noninterest expense plus change in adjusted total revenue

Non-GAAP Reconciliations

Non-GAAP Reconciliations $ in millions

Non-GAAP Reconciliations $ in millions

Non-GAAP Reconciliations $ in millions

Non-GAAP Reconciliations $ in millions

Peer Group Like-size, publicly-traded financial services companies, generally in the Midwest, serving comparable demographics with comparable services as ONB

Old National Investor Relations Contact Additional information can be found on the Investor Relations web pages at www.oldnational.com Investor Inquiries: Lynell J. Walton, CPA SVP – Director of Investor Relations 812-464-1366 lynell.walton@oldnational.com